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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 8, 1996
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                        DIGITAL GENERATION SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

            California                   0-27644                 94-3140772
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   (State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)                  file no.)            Identification No.)


875 Battery Street, San Francisco, California                            94111
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(Address of principal executive offices)                             (zip code)


Registrant's telephone number:     (415) 276-6600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     The registrant, PDR Productions, Inc. a New York corporation ("PDR"), and Pat DeRosa, an officer and director and the sole stockholder of PDR, are parties to a Stock Purchase Agreement dated as of October 15, 1996, as amended (the "Purchase Agreement"). On November 8, 1996, the registrant acquired all of the outstanding stock of PDR from Mr. DeRosa pursuant to the Purchase Agreement. The negotiated value of PDR shares acquired was approximately $9.0 million, subject to adjustment in accordance with the Purchase Agreement based on the results of a post-closing audit of PDR. The registrant paid for the PDR shares acquired by delivering $6.5 million in cash from its working capital and issuing to Mr. DeRosa a promissory note bearing interest at 8.0% per annum payable at maturity one year from the closing date.

     Prior to this transaction, no material relationship existed between PDR and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such director or officer.

     PDR is engaged in the business of media duplication and distribution, and the registrant intends to continue this business.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired

            The audited financial statements of PDR for the years ended December 31, 1993, 1994 and 1995 and the unaudited financial statements of PDR for the nine-month periods ended September 30, 1995 and 1996 are attached hereto as
Exhibit 7.1.

            (b)   Pro Forma Financial Information

            The pro forma financial information required by Item 7(b) is attached hereto as Exhibit 7.2.

            (c)  Exhibits

            2.1* Stock Purchase Agreement dated as of October 15, 1996, among Digital Generation Systems, Inc., PDR Productions, Inc. and Pat DeRosa.

            2.2** Amendment to Stock Purchase Agreement dated November 8, 1996, among Digital Generation Systems, Inc., and Pat DeRosa.

            7.1*** Audited financial statements of PDR Productions, Inc. for the years ending December 31, 1993, 1994 and 1995; unaudited financial statements of PDR Productions, Inc. for the nine-month periods ended September 30, 1995 and 1996.

            7.2*** Unaudited condensed pro forma combined financial statements of Digital Generation Systems, Inc. and PDR Productions, Inc.

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            *       Incorporated by reference to Exhibit 10.25 to the
                    registrant's Quarterly Report on Form 10-Q filed November 13, 1996.

            **      Previously filed.

            ***     Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DIGITAL GENERATION SYSTEMS, INC.
                                                      (Registrant)




Date:    January 21, 1997                 By: /s/ Thomas P. Shanahan
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                                                  Thomas P. Shanahan,
                                                  Chief Financial Officer